UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21464

Name of Fund:  Floating Rate Income Strategies Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Floating Rate Income Strategies Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 02/28/06

Date of reporting period: 03/01/05 - 08/31/05

Item 1 -   Report to Stockholders


Floating Rate
Income Strategies
Fund II, Inc.


Semi-Annual Report
August 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Floating Rate Income Strategies Fund II, Inc. seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to the shareholders of Floating Rate Income Strategies Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Floating Rate Income Strategies Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


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Floating Rate Income Strategies Fund II, Inc.


The Benefits and Risks of Leveraging


Floating Rate Income Strategies Fund II, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005



A Letter From the President


Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:


Total Returns as of August 31, 2005                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.33%        +12.56%
Small-cap U.S. equities (Russell 2000 Index)                            +5.75%        +23.10%
International equities (MSCI Europe Australasia Far East Index)         +1.98%        +23.58%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.85%        + 4.15%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.85%        + 5.31%
High yield bonds (Credit Suisse First Boston High Yield Index)          +1.35%        + 8.98%

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005



A Discussion With Your Fund's Portfolio Managers


As the period came to a close, we began to focus our investments on higher-quality issues and those less sensitive to interest rate risk.


Describe market conditions during the past six months.

The leveraged loan market generally remained strong throughout the six-month period ended August 31, 2005. Following a decline in May related to a downturn in high yield bonds, the market rebounded sharply in June, and continued to rally during the remainder of the summer months.

Spreads for new issues over three-month London InterBank Offered Rate (LIBOR) continued to tighten during the period, reflecting strong investor demand for leveraged loan products. According to Standard & Poor's Leveraged Commentary & Data (LCD), the average spread for new-issue institutional tranches rated BB/BB- was 178 basis points (1.78%) in August 2005, down from 200 basis points in February 2005. The average new-issue spread for institutional tranches rated B+/B, however, ended the period at 250 basis points, four basis points lower than its level at the end of February.

Continued increases in the LIBOR during the period enabled us to increase the Fund's dividend in July. Specifically, the three-month LIBOR stood at 3.87% at period-end, compared to 2.92% at the beginning of the period. At this point, it appears the Federal Reserve Board is getting close to ending its bias toward a more restrictive monetary policy and, consequently, we do not expect the LIBOR to rise much further.

The default rate for leveraged loans remained relatively low and stable throughout the six-month period (including the market downturn in May) as fundamental credit quality generally remained strong across the market. The Standard & Poor's LCD lagging 12-month default rate, by principal amount, was 1.37% on February 28, 2005, versus 1.43% on August 31, 2005. The default rate remained within a tight range of 1.26% - 1.54% throughout the period.

In March and April, high yield bonds, in which the Fund may invest up to 20% of its assets, experienced price declines as investors anticipated the major rating agencies would downgrade General Motors Corporation's debt to below investment grade. As credit quality concerns began to stabilize in May, the high yield market rebounded and continued to post gains through the summer.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended August 31, 2005, the Common Stock of Floating Rate Income Strategies Fund II, Inc. had net annualized yields of 6.13% and 6.73%, based on a period-end per share net asset value of $19.56 and a per share market price of $17.82, respectively, and $0.604 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +2.35%, based on a change in per share net asset value from $19.74 to $19.56, and assuming reinvestment of all distributions. For the same period, the Fund's unmanaged benchmark, a composite comprised 80% of the Credit Suisse First Boston (CSFB) Leveraged Loan Index and 20% of the CSFB High Yield Index, posted a total return of +2.56%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.



FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005



What factors most influenced Fund performance?

Our holdings in forest products companies detracted somewhat from the Fund's performance relative to the benchmark. We reduced the Fund's exposure to this sector from 12.7% of net assets to 7.3% during the period.

Conversely, Fund performance benefited from strong security selection in the utility sector, in which the portfolio has its largest absolute weighting. We continue to maintain our overweight position versus the benchmark in this sector.

Notably, the Fund did not own any obligations that defaulted or entered into bankruptcy during the past six months.


What changes were made to the portfolio during the period?

As mentioned earlier, we significantly reduced the Fund's exposure to forest products in view of changing fundamentals within the sector. Several factors had a negative effect on forest products companies, including a strengthening Canadian dollar, rising energy costs, and a negative supply/demand dynamic as capacity increased with the opening of new plants but newsprint demand declined.

We trimmed the percentage of holdings rated Caa1 or below in an effort to move the credit quality of the portfolio toward a more conservative stance following the summer rally in the high yield bond market. We intend to continue moving the Fund in this direction going forward. The portfolio's weighting in issues rated Caa1 or below by Moody's was reduced from approximately 6.8% on February 28, 2005 to 3.5% at the end of the period.

Finally, we also began decreasing the Fund's exposure to the utility sector in keeping with our benchmark's reduced weighting in this sector. Despite the decreased exposure, we still expect to maintain an overweight position in utilities because these companies consistently generate positive cash flow and have strong asset bases. In addition, in an effort to reduce the portfolio's exposure to interest rate risk, we are increasing the Fund's weighting in floating rate instruments while trimming our positions in fixed rate securities.


How would you characterize the Fund's position at the close of the period?

The Fund's average credit quality slightly improved over the six-month period. This resulted in part from the reduction of our holdings rated Caa1 and below, and in the diminished weighting in the forest products sector. In addition, we continue to trim the portfolio's exposure to fixed rate obligations, which should lower the potential for net asset value volatility arising from potential interest rate fluctuations.


Joseph P. Matteo
Vice President and Co-Portfolio Manager


Jaimin Patel
Vice President and Co-Portfolio Manager


September 16, 2005



FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005



Portfolio Information


As of August 31, 2005


                                                       Percent of
Ten Largest Holdings                                   Net Assets

PanAmSat Corp. Tranche B Term Loan 1,
   5.65% due 8/20/2011                                     3.9%
Calpine Generating Co., LLC Term Loan, 9.26%
   due 3/12/2010                                           3.2
Charter Communications Operating LLC
   Tranche B Term Loan, 6.93% due
   4/07/2011                                               2.9
Century Cable Holdings, LLC Discretionary
   Term Loan, 8.50% due 12/31/2009                         2.9
Metro-Goldwyn-Mayer Studios, Inc. Term Loan B,
   5.74% due 4/30/2011                                     2.7
Aquila, Inc. Term Loan, 9.171% due 9/14/2009               2.5
Graham Packaging Co. LP Term Loan B,
   5.938 - 6.063% due 10/07/2011                           2.5
Majestic Star Casino LLC, 9.50% due
   10/15/2010                                              2.5
KGen LLC Tranche A Term Loan, 6.115%
   due 8/05/2011                                           2.4
Metaldyne Corp. Term Loan D, 8.016%
   due 12/31/2009                                          2.4



                                                       Percent of
Five Largest Industries                                Net Assets

Utility                                                   22.0%
Cable--U.S.                                               20.6
Gaming                                                    11.3
Housing                                                    6.5
Telecommunications                                         6.5

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


                                                       Percent of
                                                         Total
Quality Ratings by S&P/Moody's                        Investments

BB/Ba                                                     29.7%
B/B                                                       58.0
CCC/Caa                                                    7.1
NR (Not Rated)                                             5.0
Other*                                                     0.2

* Includes portfolio holdings in common stocks and short-term investments.



FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005


Schedule of Investments                                                  (in U.S. dollars)
              Face
            Amount    Floating Rate Loan Interests++                             Value
Aerospace & Defense--5.4%

     $   1,662,500    K&F Industries, Inc. Term Loan, 6.15 - 6.17%
                          due 11/18/2012                                    $    1,692,009
         4,000,000    MRO Acquisitions Corp. Second Lien Term
                          Loan, 9.32% due 8/15/2011                              4,070,000
         1,200,000    Mid-Western Aircraft Systems, Inc. Tranche 2
                          Term Loan B, 5.961% due 12/31/2011                     1,220,400
         2,076,923    Standard Aero Holdings Term Loan,
                          5.72 - 5.919% due 8/24/2012                            2,106,779
                      Vought Aircraft Industries, Inc.:
         1,672,094            Term Loan, 6.17% due 12/22/2011                    1,698,848
           320,000            Tranche B Line of Credit Deposit, 5.02%
                              due 12/22/2010                                       325,667
                                                                            --------------
                                                                                11,113,703

Automotive--2.4%

         4,981,179    Metaldyne Corp. Term Loan D, 8.016% due
                          12/31/2009                                             4,960,945

Broadcasting--3.5%

         2,000,000    Entravision Communications Corp. Term Loan B,
                          5.24% due 2/24/2012                                    2,008,750
                      Spanish Broadcasting System, Inc.:
         2,500,000            Tranche 2 First Lien Term Loan B, 5.49%
                              due 6/10/2012                                      2,539,063
         2,500,000            Tranche 3 Second Lien Term Loan C,
                              7.51% due 6/10/2013                                2,537,500
                                                                            --------------
                                                                                 7,085,313

Cable--International--1.0%

         2,000,000    NTL Investment Holdings, Ltd. Term Loan B2,
                          6.41% due 4/14/2012                                    2,017,166

Cable--U.S.--19.1%

                      Century Cable Holdings LLC:
         6,000,000            Discretionary Term Loan, 8.50%
                              due 12/31/2009                                     5,963,250
         3,000,000            Term Loan B, 8.50% due 6/30/2009                   2,983,125
         1,980,000    Bragg Communications, Inc. Term Loan B,
                          5.81% due 9/01/2011                                    2,003,512
         5,937,581    Charter Communications Operating LLC
                          Tranche B Term Loan, 6.83 - 6.93%
                          due 4/07/2011                                          5,964,353
         4,228,723    Insight Midwest Holdings LLC Term Loan A,
                          5.125% due 6/30/2009                                   4,243,114
         1,990,000    Intelsat Ltd. Term Loan, 5.25% due 7/28/2011               2,009,279
         2,790,000    MCC Iowa, LLC Tranche A Term Loan,
                          4.60 - 4.80% due 3/31/2010                             2,781,281
         3,184,000    Mediacom Illinois LLC Tranche A
                          Term Loan, 4.98 - 6.06% due 3/31/2013                  3,235,243
         7,939,759    PanAmSat Corp. Tranche B-1 Term Loan,
                          5.65% due 8/20/2011                                    8,041,983
         1,995,000    Rainbow National Services LLC Term Loan B,
                          6.438% due 3/31/2012                                   2,013,081
                                                                            --------------
                                                                                39,238,221


              Face
            Amount    Floating Rate Loan Interests++                             Value
Chemicals--4.6%

     $   2,530,870    Kraton Polymers Term Loan, 6.125 - 6.50%
                          due 12/16/2010                                    $    2,574,371
                      Rockwood Specialties Group, Inc., Tranche B
                          Term Loan:
         1,726,250            5.93% due 9/15/2012                                1,758,258
         3,000,000            5.93% due 12/10/2012                               3,055,626
         2,000,000    Wellman, Inc. Second Lien Term Loan,10.46%
                          due 2/10/2010                                          2,030,000
                                                                            --------------
                                                                                 9,418,255

Consumer--Non-Durables--1.2%

           969,000    Camelbak Products LLC First Lien Term
                          Loan, 6.29 - 6.71% due 8/04/2011                         965,972
         1,500,000    Culligan International Co. Term Loan, 6.071%
                          due 9/30/2011                                          1,523,438
                                                                            --------------
                                                                                 2,489,410

Diversified Media--3.6%

         5,500,000    MGM Holdings II, Inc. Term Loan B,
                          5.74% due 4/08/2012                                    5,575,625
         1,826,205    RH Donnelley Tranche D Term Loan,
                          5.11 - 5.30% due 8/30/2011                             1,853,510
                                                                            --------------
                                                                                 7,429,135

Energy--Other--0.5%

         1,000,000    Epco Holdings, Inc. Term Loan B Tranche 3,
                          5.84% due 8/18/2010                                    1,017,656

Gaming--6.3%

         1,995,000    Herbst Gaming, Inc. Term Loan, 5.38 - 5.49%
                          due 10/08/2010                                         2,025,549
         3,277,273    MGM Mirage Revolving Line of Credit, 0 - 5.06%
                          due 4/08/2012                                          3,241,770
           975,652    Mississippi Band of Choctaw Indians Term Loan,
                          5.63 - 5.91% due 11/04/2011                              987,238
                      Pinnacle Entertainment, Inc.:
           733,333            Delay Draw Term Loan, 6.67% due 8/31/2005            733,333
         1,100,000            Term Loan, 6.67% due 8/27/2010                     1,113,063
                      Trump Entertainment Resorts Holdings, LP:
           287,000            Revolving Line of Credit, 6.13 - 6.21%
                              due 5/20/2010                                        279,825
         1,000,000            Term Loan B-1, 5.93 - 6.14% due 5/01/2012          1,017,500
                      Venetian Casino Resort:
         1,000,000            Term B Delayed Draw Term Loan, 5.462%
                              due 6/15/2011                                      1,012,734
         2,400,000            Term Loan B, 5.24% due 6/15/2011                   2,430,562
                                                                            --------------
                                                                                12,841,574

Health Care--3.5%

         1,985,000    Community Health Systems, Inc. Term Loan,
                          5.42 - 5.61% due 8/19/2011                             2,014,981
                      HealthSouth Corp.:
         1,575,000            Term Loan, 6.15% due 3/08/2010                     1,591,243
           425,000            Tranche B Term Loan, 5.84%
                              due 3/08/2010                                        429,383
         3,000,000    Psychiatric Solutions, Inc. Term Loan B, 5.73%
                          due 7/01/2012                                          3,048,750
                                                                            --------------
                                                                                 7,084,357


FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005


Schedule of Investments (continued)                                      (in U.S. dollars)
              Face
            Amount    Floating Rate Loan Interests++                             Value
Housing--6.0%

     $   2,750,000    Associated Materials, Inc. Term Loan,
                          5.83 - 5.90% due 8/29/2010                        $    2,774,062
         2,289,104    General Growth Properties, Inc. Term Loan B,
                          5.67% due 11/12/2008                                   2,318,766
                      Headwaters, Inc.:
         3,112,541            First Lien Term Loan, 5.87 - 7.75%
                              due 4/30/2011                                      3,156,636
           333,333            Second Lien Term Loan, 9.02%
                              due 9/01/2012                                        342,778
         2,269,146    Lake at Las Vegas Joint Venture First Lien Term
                          Loan, 8% due 2/01/2010                                 2,302,616
         1,485,000    Nortek, Inc. Term Loan, 5.91 - 7.75%
                          due 8/27/2011                                          1,504,800
                                                                            --------------
                                                                                12,399,658

Information Technology--1.8%

         1,327,500    Fidelity National Information Solutions, Inc.
                          Term Loan B, 5.321% due 3/09/2013                      1,330,819
         2,388,000    Viasystems, Inc. Replacement Tranche B Term
                          Loan, 7.64% due 9/30/2009                              2,405,910
                                                                            --------------
                                                                                 3,736,729

Leisure--2.9%

         2,000,000    24 Hour Fitness Worldwide, Inc. Term Loan,
                          6.78% due 6/08/2012                                    2,034,376
         3,997,841    True Temper Sports, Inc., Term Loan B,
                          6.53 - 8.50% due 3/15/2011                             3,997,841
                                                                            --------------
                                                                                 6,032,217

Manufacturing--4.9%

         3,841,684    Amsted Industries, Inc. Term Loan B-1,
                          6 - 6.33% due 10/15/2010                               3,900,911
         2,634,712    Blount, Inc. US Term Loan B, 5 - 7.25%
                          due 8/09/2010                                          2,680,820
         1,477,101    GenTek, Inc. First Lien Term Loan, 6.01 - 6.54%
                          due 2/28/2011                                          1,491,318
         1,995,000    Metokote Corp. Second Lien Term Loan,
                          6.49 - 6.68% due 11/27/2011                            2,007,469
                                                                            --------------
                                                                                10,080,518

Packaging--3.0%

                      Berry Plastics Corp.:
           426,144            Term Loan, 5.60 - 5.766% due 12/02/2011              433,388
           573,856            Tranche 2 Term Loan B, 5.39 - 5.60%
                              due 12/02/2011                                       583,612
         4,975,000    Graham Packaging Term Loan B,
                          5.938 - 6.063% due 10/07/2011                          5,061,028
                                                                            --------------
                                                                                 6,078,028

Paper--1.5%

         1,097,250    Boise Cascade Holdings LLC Tranche D Term
                          Loan, 5.25% due 10/28/2011                             1,115,149
                      Smurfit Stone Container Corp.:
         1,521,765            Term Loan B, 5.375 - 5.563%
                              due 11/01/2011                                     1,544,275
           468,235            Tranche C, 5.375 - 5.563%
                              due 11/01/2011                                       475,161
                                                                            --------------
                                                                                 3,134,585

Retail--0.7%

         1,366,874    General Nutrition Centers, Inc. Tranche B Term
                          Loan, 6.51 - 6.67% due 12/05/2009                      1,383,960


              Face
            Amount    Floating Rate Loan Interests++                             Value
Service--2.1%

                      United Rentals, Inc.:
     $   1,974,862            Initial Term Loan, 5.92% due 2/14/2011        $    1,998,313
           495,190            Term Loan, 5.92% due 2/14/2011                       501,070
            99,261            Tranche B Credit Linked Deposit, 5.59%
                              due 2/14/2011                                        100,440
                      Wastequip, Inc.:
           250,000            Second Lien Term Loan, 9.67%
                              due 7/15/2012                                        253,750
           500,000            Tranche 2 Term Loan B, 6.17%
                              due 7/15/2011                                        507,500
           992,500    Weight Watchers International, Inc.
                          Designated Term Loan, 5.114%
                          due 3/31/2010                                          1,003,666
                                                                            --------------
                                                                                 4,364,739

Telecommunications--4.9%

                      Alaska Communications Systems Holdings, Inc.:
         2,500,000            Term Loan, 5.59% due 2/01/2012                     2,536,457
         3,000,000            Term Loan B, 5.59% due 2/01/2012                   3,043,749
                      WilTel Communications LLC:
         3,460,526            First Lien Term Loan, 6.99% due 6/30/2010          3,510,991
         1,000,000            Second Lien Term Loan, 9.24%
                              due 12/31/2010                                       992,500
                                                                            --------------
                                                                                10,083,697

Utility--19.1%

         5,000,000    Aquila, Inc. Term Loan, 9.171% due 9/14/2009               5,225,000
                      Calpine Generating Co. LLC:
         2,000,000            First Priority Term Loan, 7.26%
                              due 4/01/2009                                      2,052,678
         6,500,000            Term Loan, 9.26% due 3/12/2010                     6,534,535
         1,866,498    Cogentrix Delaware Holdings, Inc. Term Loan,
                          5.24% due 4/14/2012                                    1,890,607
                      Covanta Energy Corp.:
         3,600,000            Funded Letter of Credit, 3.36 - 6.46%
                              due 6/24/2012                                      3,663,000
         1,700,000            Second Lien Term Loan, 8.96%
                              due 6/24/2013                                      1,712,750
                      El Paso Corp.:
           750,000            Deposit Account, 5.17% due 11/23/2009                760,052
         1,235,000            Term Loan, 6.438% due 11/23/2009                   1,254,897
         4,980,000    Kgen LLC Tranche A Term Loan, 6.115%
                          due 8/05/2011                                          4,967,550
         2,000,000    Primary Energy Tlb Lb Pr, 5.641%
                          due 8/23/2012                                          2,023,750
         1,293,500    Reliant Resources, Inc. Term Loan,
                          6.016 - 6.089% due 4/30/2010                           1,306,738
         4,296,816    Riverside Energy Center Term Loan, 7.93%
                          due 6/24/2011                                          4,447,205
                      Rocky Mountain Energy Center LLC:
           339,834            Credit Linked Deposit, 7.93% due 6/24/2011           351,728
         2,973,506            Term Loan, 7.93% due 6/24/2011                     3,077,579
                                                                            --------------
                                                                                39,268,069

                      Total Floating Rate Loan Interests
                      (Cost--$198,527,802)--98.0%                              201,257,935


FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005


Schedule of Investments (continued)                                      (in U.S. dollars)
              Face
            Amount    Corporate Bonds                                            Value
Aerospace & Defense--0.5%

     $   1,000,000    Transdigm, Inc., 8.375% due 7/15/2011                 $    1,060,000

Airlines--0.9%

         2,000,000    American Airlines, Inc. Class C, 7.80%
                          due 4/01/2008                                          1,932,953

Broadcasting--2.1%

         1,200,000    Emmis Communications Corp., 9.314%
                          due 6/15/2012 (b)                                      1,215,000
         3,000,000    Paxson Communications Corp., 6.349%
                          due 1/15/2010 (a)(b)                                   3,000,000
                                                                            --------------
                                                                                 4,215,000

Cable--U.S.--1.5%

         2,000,000    Charter Communications Holdings II LLC,
                          10.25% due 9/15/2010                                   2,065,000
         1,000,000    Mediacom Broadband LLC,11%
                          due 7/15/2013                                          1,091,250
                                                                            --------------
                                                                                 3,156,250

Chemicals--0.8%

         1,646,000    GEO Specialty Chemicals, Inc.,12.016%
                          due 12/31/2009 (c)                                     1,728,300

Diversified Media--0.1%

           250,000    Universal City Florida Holding Co. I, 8.443%
                          due 5/01/2010 (b)                                        261,875

Food & Tobacco--1.1%

           250,000    AmeriQual Group LLC, 9% due 4/01/2012 (a)                    258,750
         2,000,000    Landry's Restaurants, Inc. Series B, 7.50%
                          due 12/15/2014                                         1,955,000
                                                                            --------------
                                                                                 2,213,750

Gaming--5.0%

         5,000,000    Majestic Star Casino LLC, 9.50%
                          due 10/15/2010                                         5,037,500
                      Pinnacle Entertainment, Inc.:
         1,000,000            8.25% due 3/15/2012                                1,010,000
         1,000,000            8.75% due 10/01/2013                               1,035,000
         3,000,000    Poster Financial Group, Inc., 8.75%
                          due 12/01/2011                                         3,082,500
                                                                            --------------
                                                                                10,165,000

Health Care--2.2%

         2,643,000    Alpharma, Inc., 3% due 6/01/2006 (c)                       3,419,381
         1,000,000    US Oncology Holdings, Inc., 8.62%
                          due 3/15/2015 (a)(b)                                   1,000,000
                                                                            --------------
                                                                                 4,419,381

Housing--0.4%

         1,000,000    Building Materials Corp. of America, 8%
                          due 12/01/2008                                           997,500


              Face
            Amount    Corporate Bonds                                            Value
Information Technology--3.7%

     $   1,000,000    Cypress Semiconductor Corp., 1.25%
                          due 6/15/2008 (c)                                 $    1,192,500
                      MagnaChip Semiconductor SA:
         2,000,000            6.66% due 12/15/2011 (b)                           2,010,000
           250,000            6.875% due 12/15/2011                                244,375
         2,000,000            8% due 12/15/2014                                  1,880,000
         2,000,000    Quantum Corp., 4.375% due 8/01/2010 (c)                    1,945,000
           250,000    Telcordia Technologies Inc.,10%
                          due 3/15/2013 (a)                                        237,500
                                                                            --------------
                                                                                 7,509,375

Leisure--0.5%

         1,000,000    True Temper Sports, Inc., 8.375%
                          due 9/15/2011                                            970,000

Manufacturing--0.7%

         1,000,000    Invensys Plc, 9.875% due 3/15/2011 (a)                     1,005,000
           342,000    Medis Technologies Ltd., 6%
                          due 7/15/2010 (a)(c)                                     345,420
                                                                            --------------
                                                                                 1,350,420

Packaging--0.8%

         1,000,000    Pliant Corp.,13% due 6/01/2010                               720,000
         1,000,000    US Can Corp.,12.375% due 10/01/2010                          987,500
                                                                            --------------
                                                                                 1,707,500

Paper--4.2%

         2,000,000    Abitibi-Consolidated, Inc., 6.91%
                          due 6/15/2011 (b)                                      2,000,000
         2,000,000    Ainsworth Lumber Co. Ltd., 7.24%
                          due 10/01/2010 (b)                                     1,980,000
           250,000    Boise Cascade LLC, 6.474%
                          due 10/15/2012 (b)                                       251,875
         2,000,000    Bowater, Inc., 6.41% due 3/15/2010 (b)                     2,020,000
                      Tembec Industries, Inc.:
         2,000,000            8.625% due 6/30/2009                               1,610,000
         1,000,000            8.50% due 2/01/2011                                  767,500
                                                                            --------------
                                                                                 8,629,375

Service--0.3%

           250,000    Ahern Rentals, Inc., 9.25%
                          due 8/15/2013 (a)                                        255,625
           250,000    Mac-Gray Corp., 7.625%
                          due 8/15/2015 (a)                                        258,125
                                                                            --------------
                                                                                   513,750

Telecommunications--1.6%

           800,000    Qwest Corp., 6.671% due 6/15/2013 (a)(b)                     838,000
         3,000,000    Terremark Worldwide Inc, 9%
                          due 6/15/2009 (c)                                      2,520,000
                                                                            --------------
                                                                                 3,358,000


FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005


Schedule of Investments (concluded)                                      (in U.S. dollars)
              Face
            Amount    Corporate Bonds                                            Value
Utility--2.9%

     $   3,500,000    Electricidad de Caracas Finance BV, 10.25%
                          due 10/15/2014 (a)                                $    3,718,750
         2,000,000    Sierra Pacific Resources, 8.625%
                          due 3/15/2014                                          2,210,000
                                                                            --------------
                                                                                 5,928,750

Wireless Communications--2.0%

           250,000    Digicel Ltd., 9.25% due 9/01/2012 (a)                        261,250
           850,000    Dobson Cellular Systems, 8.443%
                          due 11/01/2011 (b)                                       884,000
                      Rogers Wireless Communications, Inc.:
           250,000            6.535% due 12/15/2010 (b)                            260,625
         2,275,000            7.25% due 12/15/2012                               2,439,938
           250,000            8% due 12/15/2012                                    267,500
                                                                            --------------
                                                                                 4,113,313

                      Total Corporate Bonds
                      (Cost--$64,155,240)--31.3%                                64,230,492


            Shares
              Held    Common Stocks                                              Value
Chemicals--0.0%

            10,732    GEO Specialty Chemicals, Inc. (d)                     $       91,222

                      Total Common Stocks
                      (Cost--$0)--0.0%                                              91,222



        Beneficial
          Interest    Short-Term Securities
     $    354,034    Merrill Lynch Liquidity Series, LLC
                          Cash Sweep Series I (e)                                  354,034

                      Total Short-Term Securities
                      (Cost--$354,034)--0.2%                                       354,034

Total Investments (Cost--$263,037,076*)--129.5%                                265,933,683
Liabilities in Excess of Other Assets--(29.5%)                                (60,612,486)
                                                                            --------------
Net Assets--100.0%                                                          $  205,321,197
                                                                            ==============

  * The cost and unrealized appreciation (depreciation) of investments as of August 31,
    2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $     263,099,100
                                                  =================
    Gross unrealized appreciation                 $       4,328,787
    Gross unrealized depreciation                       (1,494,204)
                                                  -----------------
    Net unrealized appreciation                   $       2,834,583
                                                  =================

 ++ Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.
    These base lending rates are generally (i) the lending rate offered by one or more major
    European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule
    144A of the Securities Act of 1933.

(b) Floating rate note.

(c) Convertible security.

(d) Non-income producing security.

(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                              Net          Interest
    Affiliate                               Activity         Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                  $259,687         $9,274


    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
    This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005


Statement of Assets, Liabilities and Capital

As of August 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$262,683,042)                       $   265,579,649
           Investments in affiliated securities, at value (identified cost--$354,034)                                     354,034
           Cash                                                                                                         6,302,864
           Receivables:
               Interest (including $1,733 from affiliates)                                     $     3,229,162
               Securities sold                                                                       3,033,882
               Commitment fees                                                                          15,361
               Principal paydowns                                                                        5,000          6,283,405
                                                                                               ---------------
           Other assets                                                                                                       652
                                                                                                                  ---------------
           Total assets                                                                                               278,520,604
                                                                                                                  ---------------

Liabilities

           Loans                                                                                                       70,300,000
           Unfunded loan commitment                                                                                       192,569
           Payables:
               Securities purchased                                                                  2,245,000
               Dividends to shareholders                                                               271,490
               Investment adviser                                                                      134,336
               Interest on loans                                                                        49,456
               Offering costs                                                                            4,749
               Other affiliates                                                                          1,807          2,706,838
                                                                                               ---------------    ---------------
           Total liabilities                                                                                           73,199,407
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   205,321,197
                                                                                                                  ===============

Capital

           Common Stock, par value $.10 per share; 200,000,000 shares authorized
           (10,496,930 shares issued and outstanding)                                                             $     1,049,693
           Paid-in capital in excess of par                                                                           199,119,933
           Undistributed investment income--net                                                $     1,960,125
           Undistributed realized capital gains--net                                                   360,210
           Unrealized appreciation--net                                                              2,831,236
                                                                                               ---------------
           Total accumulated earnings--net                                                                              5,151,571
                                                                                                                  ---------------
           Total capital--Equivalent to $19.56 net asset value per share of Common Stock
           (market price--$17.82)                                                                                 $   205,321,197
                                                                                                                  ===============

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005


Statement of Operations

For the Six Months Ended August 31, 2005
Investment Income

           Interest (including $9,274 from affiliates) (net of $10,523 foreign withholding tax)                   $     9,275,215
           Facility and other fees                                                                                        121,304
                                                                                                                  ---------------
           Total income                                                                                                 9,396,519
                                                                                                                  ---------------

Expenses

           Loan interest expense                                                               $     1,075,021
           Investment advisory fees                                                                  1,010,390
           Borrowing costs                                                                              74,234
           Professional fees                                                                            57,987
           Accounting services                                                                          41,628
           Directors' fees and expenses                                                                 21,443
           Printing and shareholder reports                                                             21,411
           Transfer agent fees                                                                          20,948
           Listing fees                                                                                  9,378
           Custodian fees                                                                                8,592
           Pricing services                                                                              4,324
           Other                                                                                         6,460
                                                                                               ---------------
           Total expenses                                                                                               2,351,816
                                                                                                                  ---------------
           Investment income--net                                                                                       7,044,703
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                      (784,452)
               Swaps--net                                                                               45,130          (739,322)
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                    (2,000,025)
               Unfunded corporate loans--net                                                          (28,511)        (2,028,536)
                                                                                               ---------------    ---------------
           Total realized and unrealized loss--net                                                                    (2,767,858)
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $     4,276,845
                                                                                                                  ===============

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005


Statement of Changes in Net Assets
                                                                                                For the Six        For the Period
                                                                                                Months Ended      July 30, 2004++
                                                                                                 August 31,       to February 28,
Increase (Decrease) in Net Assets:                                                                  2005                2005
Operations

           Investment income--net                                                              $     7,044,703    $     6,024,951
           Realized gain (loss)--net                                                                 (739,322)          1,230,145
           Unrealized appreciation/depreciation--net                                               (2,028,536)          4,859,772
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                      4,276,845         12,114,868
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

           Dividends and distributions to shareholders on:
              Investment income--net                                                               (6,210,676)        (4,898,853)
              Realized gain--net                                                                            --          (130,613)
                                                                                               ---------------    ---------------
           Net decrease from dividends and distributions to shareholders                           (6,210,676)        (5,029,466)
                                                                                               ---------------    ---------------

Common Stock Transactions

           Net proceeds from issuance of Common Stock                                                       --        200,072,500
           Value of shares issued to Common Stock shareholders in reinvestment of
           dividends and distributions                                                                      --            322,024
           Offering costs resulting from the issuance of Common Stock                                       --          (324,906)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from Common Stock transactions                              --        200,069,618
                                                                                               ---------------    ---------------

Net Assets

           Total increase (decrease) in net assets                                                 (1,933,831)        207,155,020
           Beginning of period                                                                     207,255,028            100,008
                                                                                               ---------------    ---------------
           End of period*                                                                      $   205,321,197    $   207,255,028
                                                                                               ===============    ===============
             * Undistributed investment income--net                                            $     1,960,125    $     1,126,098
                                                                                               ===============    ===============

            ++ Commencement of operations.

               See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005


Statement of Cash Flows

For the Six Months Ended August 31, 2005
Cash Provided by Operating Activities

           Net increase in net assets resulting from operations                                                   $     4,276,845
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables                                                                                  (443,260)
               Decrease in other assets                                                                                       682
               Decrease in other liabilities                                                                             (40,921)
               Realized and unrealized loss--net                                                                        2,767,858
               Realized gain on swaps--net                                                                                 45,130
               Amortization of premium and discount                                                                      (90,059)
           Proceeds from sales and paydowns of long-term securities                                                   121,674,377
           Proceeds on other investment related transactions                                                              605,910
           Purchases of long-term securities                                                                        (126,290,540)
           Purchases of short-term investments--net                                                                     (259,687)
                                                                                                                  ---------------
           Net cash provided by investing activities                                                                    2,246,335
                                                                                                                  ---------------

Cash Provided by Financing Activities

           Cash receipts from borrowings                                                                               92,700,000
           Cash payments on borrowings                                                                               (82,700,000)
           Cash payments on offering costs                                                                               (21,113)
           Dividends paid to shareholders                                                                             (6,238,379)
                                                                                                                  ---------------
           Net cash provided by financing activities                                                                    3,740,508
                                                                                                                  ---------------

Cash

           Net increase in cash                                                                                         5,986,843
           Cash at beginning of period                                                                                    316,021
                                                                                                                  ---------------
           Cash at end of period                                                                                  $     6,302,864
                                                                                                                  ===============

Cash Flow Information

           Cash paid for interest                                                                                 $     1,045,357
                                                                                                                  ===============

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005


Financial Highlights
                                                                                                For the Six        For the Period
                                                                                                Months Ended      July 30, 2004++
The following per share data and ratios have been derived                                        August 31,       to February 28,
from information provided in the financial statements.                                              2005                2005
Per Share Operating Performance

           Net asset value, beginning of period                                                $         19.74    $         19.10
                                                                                               ---------------    ---------------
           Investment income--net***                                                                       .67                .58
           Realized and unrealized gain (loss)--net                                                      (.26)                .57
                                                                                               ---------------    ---------------
           Total from investment operations                                                                .41               1.15
                                                                                               ---------------    ---------------
           Less dividends and distributions from:
              Investment income--net                                                                     (.59)              (.47)
              Realized gain--net                                                                            --              (.01)
                                                                                               ---------------    ---------------
           Total dividends and distributions                                                             (.59)              (.48)
                                                                                               ---------------    ---------------
           Offering costs resulting from the issuance of Common Stock                                       --              (.03)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         19.56    $         19.74
                                                                                               ===============    ===============
           Market price per share, end of period                                               $         17.82    $         19.44
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                         2.35%+++           5.97%+++
                                                                                               ===============    ===============
           Based on market price per share                                                          (5.32%)+++          (.34%)+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver and excluding interest expense                                       1.24%*              .92%*
                                                                                               ===============    ===============
           Expenses, net of waiver                                                                      2.28%*             1.30%*
                                                                                               ===============    ===============
           Expenses                                                                                     2.28%*             1.48%*
                                                                                               ===============    ===============
           Investment income--net                                                                       6.84%*             5.11%*
                                                                                               ===============    ===============

Leverage

           Amount of borrowings, end of period (in thousands)                                  $        70,300    $        60,300
                                                                                               ===============    ===============
           Average amount of borrowings outstanding during the period (in thousands)           $        62,972    $        29,072
                                                                                               ===============    ===============
           Average amount of borrowings outstanding per share during the period***             $          6.00    $          2.80
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $       205,321    $       207,255
                                                                                               ===============    ===============
           Portfolio turnover                                                                           47.66%             29.68%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
               Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Floating Rate Income Strategies Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol FRB.

(a) Corporate debt obligations--The Fund invests principally in floating rate obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Floating rate loans are valued in accordance with guidelines established by the Fund's Board of Directors. Floating rate loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans may be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for a floating rate loan, the Investment Adviser will value the floating rate loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Fund's Board of Directors.



FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.



FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Offering costs--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended August 31, 2005, the Fund reimbursed FAM $2,310 for certain accounting services.

In addition, MLPF&S received $1,250 in commissions on the execution of portfolio security transactions for the Fund for the six months ended August 31, 2005.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.



FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005



Notes to Financial Statements (concluded)


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended August 31, 2005 were $125,604,204 and $124,459,509, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended August 31, 2005 remained constant. Shares issued and outstanding during the period July 30, 2004 to February 28, 2005, increased by 10,475,000 from shares sold and by 16,694 as a result of dividend reinvestment.


5. Short-Term Borrowings:
On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $100,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 3.39% and the average borrowing was approximately $62,972,000 for the six months ended August 31, 2005.


6. Unfunded Corporate Loans:
As of August 31, 2005, the Fund had unfunded loan commitments of approximately $12,047,000, which would be extended at the option of the borrower pursuant to the following loan agreements:

                                                           Unfunded
                                                         Commitment
Borrower                                             (in Thousands)

Aquila, Inc.                                                 $3,000
Key Energy                                                   $1,000
MGM Mirage Resorts                                           $1,614
Pinnacle Entertainment                                       $  220
Spanish Broadcasting System                                  $2,500
Trump Entertainment Delayed Draw                             $1,000
Trump Entertainment Resorts                                  $1,713
Vought Aircraft                                              $1,000


7. Subsequent Event:
The Fund paid an ordinary income dividend to holders of Common Stock in the amount of $.108333 per share on September 30, 2005 to shareholders of record on September 14, 2005.



FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are:
(a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requested and received materials specifically relating to the Fund's Investment Advisory Agreement. These materials included
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in August 2005, the independent directors' and Board's review included the following:



FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005



Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund.
The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The Board reviews performance data at least quarterly, and noted that the Fund's performance, after fees and expenses, ranked in the first quintile for the period from inception through May 31, 2005. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Mr. Matteo and Mr. Patel each have more than fifteen years experience in the financial industry. The Board noted that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients, such as offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. The Fund's contractual and actual management fee rates were lower than the median fees charged by comparable funds, as determined by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability--The Board considered the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relation to the management of the Fund and the MLIM/ FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered whether there have been economies of scale in respect of the management of MLIM/FAM-advised funds, whether the MLIM/FAM-advised funds (including the Fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005


Officers and Directors


Robert C. Doll,Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Joseph P. Matteo, Vice President
Jaimin J. Patel, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Equiserve Trust Company N.A.
(c/o Computershare Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523


NYSE Symbol
FRB


FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


FLOATING RATE INCOME STRATEGIES FUND II, INC.                   AUGUST 31, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Floating Rate Income Strategies Fund II, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Floating Rate Income Strategies Fund II, Inc.


Date: October 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Floating Rate Income Strategies Fund II, Inc.


Date: October 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Floating Rate Income Strategies Fund II, Inc.


Date: October 19, 2005